Exhibit 99.1

Brightcove Completes Acquisition

of Ooyala’s Online Video Platform Business

BOSTON - April 1, 2019 - Brightcove Inc. (NASDAQ: BCOV), the leading provider of cloud services for video, today announced it has completed the acquisition of the online video platform business of Ooyala, a provider of cloud video technology.

The strategic acquisition strengthens Brightcove’s position as the market leader in the online video industry. Ooyala OVP customers join an already impressive list of companies working with Brightcove.

“This is an exciting time for the company as we integrate Ooyala’s OVP business into Brightcove. We are thrilled to welcome Ooyala’s OVP customers to the family, along with our new team members in Guadalajara and around the globe. We look forward to providing a world-class experience for all of our new, future, and existing customers and employees” said Jeff Ray, CEO, Brightcove. “The addition of our new team members further positions Brightcove to accelerate our speed of innovation and provide deeper support for all of our customers. We are living in the age of video and are 100% committed to ensuring that our customers reap the power and value of video technology to help propel their businesses forward.”

Since its inception, Brightcove has been dedicated to building a best-in-class global video platform with solutions to support media, entertainment, marketing, and enterprise companies. Aspects of Ooyala’s technology will be integrated into the Brightcove platform to provide a best in class offering for all customers.

To learn more about Brightcove solutions, contact us directly, join video enthusiasts and Brightcove users from around the world at the only video conference of its kind at PLAY 2019, May 14-16, in Boston, or visit booth #SU1920 at NAB Show from April 8-11, in Las Vegas.

About Brightcove

Brightcove Inc. (NASDAQ:BCOV) is the leading global provider of powerful cloud solutions for managing, delivering, and monetizing video experiences on every screen. A pioneering force in the world of online video since the company’s founding in 2004, Brightcove’s award-winning technology, unparalleled services, extensive partner ecosystem, and proven global scale have helped thousands of companies in over 70 countries achieve better business results with video. To learn more, visit www.brightcove.com.

Forward-Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning our position to execute on our growth strategy, the successful integration of Ooyala’s online video platform (OVP) business, customers and personnel, and our ability to expand our leadership position and market opportunity. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: our ability to integrate the technologies, products, operations, contracts and personnel of Ooyala’s OVP business and realize the anticipated benefits of the acquisition; expectations regarding the widespread adoption of customer demand for our products; the effects of increased competition and commoditization of services we offer, including data delivery and storage; our ability to expand the sales of our products to customers located outside the U.S.; keeping up with the rapid technological change required to remain competitive in our industry; our ability to retain and support existing customers; our ability to manage our growth and organizational change; and other risks set forth under the caption “Risk Factors” in our most recently filed Annual Report on Form 10-K and our other SEC filings. We assume no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

Contacts:

Investors:

ICR for Brightcove

Brian Denyeau, 646-277-1251

brian.denyeau@icrinc.com

or

Media

Meredith Duhaime

Brightcove, PR Manager

mduhaime@brightcove.com | 603-785-8518

Twitter: @MeredithDuhaime